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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K /A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 2, 2000


                         Tanner's Restaurant Group, Inc.
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               (Exact name of Registrant as specified in charter)



              Texas                       33-95796              76-0406417
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  (State or other Jurisdiction   (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                 Identification Number)


         1087 Broad Street, 4th Floor, Bridgeport, Connecticut        06604
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                Address of principal executive offices)            (Zip Code)

                                 (203) 333-6389
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              (Registrant's Telephone Number, including Area Code)


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Item 7.  Financial Statements and Exhibits

On June 2, 2000, Tanner's Restaurant Group, Inc. acquired B4B Communications Limited, then known as Fone.com, Limited, and filed on June 19, 2000 a report on Form 8-K dated June 2, 2000 describing the acquisition. At the time of filing, Tanner's determined that the inclusion of the required interim financial statements, including pro forma information, was impracticable. Under the requirements of Form 8-K, Item 7(a)(4) and Item 7(b)(2), Tanner's has 60 days from the filing date of the Form 8-K to file interim financial information, including pro forma information, by amending the previous report on Form 8-K. The purpose of this amendment is to provide such financial information and the pro forma financial information required by Item 310(d) of Regulation S-B.

The financial statements of B4B Communications Limited presented in this report are labeled "Fone.com, Limited" since that was the name of the company at the times relevant to those financial statements.

(a)      Financial Statements of Businesses Acquired

Attached as Exhibit 99.2 to this Current Report on Form 8-K/A is the audited balance sheet of B4B Communications Limited as of March 31, 2000 and the related audited statements of income, shareholders' equity, and cash flows for the period from inception in June, 1999 through March 31, 2000 and accompanying notes.

(b)      Pro Forma Financial Statements

Attached as Exhibit 99.3 to this Current Report on Form 8-K/A is the unaudited pro forma combined balance sheet as of June 30, 2000 and accompanying notes and the unaudited pro forma consolidated statements of income for the periods indicated therein.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.2 Audited balance sheet of B4B Communications Limited, formerly known as Fone.com, Limited, as of March 31, 2000, and the related audited statements of income, shareholders' equity, and cash flows from inception in June 1999 until March 31, 2000, and accompanying notes.

         99.3 Unaudited pro forma combined balance sheet as of June 30, 2000 and accompanying notes and the unaudited pro forma consolidated statements of income for the periods indicated therein.

         99.4            Consent of Independent Auditor.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TANNER'S RESTAURANT GROUP, INC.


Dated:    August 11,  2000                By:  /s/ Lawrence Shatsoff
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                                                   Lawrence Shatsoff, President









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                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

         99.2 Audited balance sheet of B4B Communications Limited, formerly known as Fone.com, Limited, as of March 31, 2000, and the related audited statements of income, shareholders' equity, and cash flows from inception in June 1999 until March 31, 2000, and accompanying notes.

         99.3 Unaudited pro forma combined balance sheet as of June 30, 2000 and accompanying notes and the unaudited pro forma consolidated statements of income for the periods indicated therein.

         99.4            Consent of Independent Auditor.